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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                        August 12, 1998 (August 3, 1998)
                        --------------------------------


                     CHILDREN'S COMPREHENSIVE SERVICES, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Tennessee                        01-16162                62-1240866
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(State or Other Jurisdiction           (Commission             (IRS Employer
    of Incorporation)                  File Number)          Identification No.)




3401 West End Avenue, Suite 500, Nashville, Tennessee                37203
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

        Registrant's telephone number, including area code (615) 383-0376
                                                            -------------


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ITEM 5.       OTHER EVENTS.

         On August 3, 1998, the Company issued a press release announcing that its Board of Directors has approved the repurchase of up to 500,000 shares of the Company's common stock. The authorization includes both open market purchases as well as private transactions. The amount and timing of any repurchases will be at such prices as management of the Company from time to time approves. For information regarding the stock repurchase program, reference is made to the press release dated August 3, 1998, which is attached as Exhibit 99 and incorporated herein by reference.





ITEM 7.       FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)   Exhibits
              Exhibit 99        August 3, 1998 Press Release







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHILDREN'S COMPREHENSIVE SERVICES, INC.


Dated: August 12, 1998                 By:  /s/ DONALD B. WHITFIELD
                                            ------------------------------------
                                            Donald B. Whitfield
                                            Vice President and Chief
                                              Financial Officer








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                                  EXHIBIT INDEX


Number                     Description
------                     -----------
99                August 3, 1998 Press Release